UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Pinhas Sapir St., Floor 2 Ness Ziona, Israel	7414002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant entitling the holder to receive one half share of Common Stock	PHGE.U	NYSE American
Shares of Common Stock, $0.0001 par value, included as part of the Units	PHGE	NYSE American
Warrants included as part of the Units	PHGE.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 31, 2020, BiomX Inc. (the “Company”) issued a press release announcing that it will hold its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) on June 3, 2020 at 9:00 a.m. Eastern Time. In light of public health concerns regarding the COVID-19 pandemic, the Annual Meeting will be held solely by remote communication, in a virtual-only format.

Stockholders of record of the Company’s common stock at the close of business on April 17, 2020 are entitled to notice of, and to vote during, the 2020 Annual Meeting. The Company expects the notice of the 2020 Annual Meeting, definitive proxy statement and Notice of Internet Availability of Proxy Materials (collectively, the “proxy materials”) will be mailed to stockholders on or about April 21, 2020.

Because the 2020 Annual Meeting is the Company’s first annual meeting of stockholders, the Company has established a deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2020 Annual Meeting. In order to be considered for inclusion, such proposals must be received in writing by the Company before the close of business on [April 17, 2020] and must also comply with the applicable requirements of Rule 14a-8 of the Exchange Act. The [April 17, 2020] deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.

Additionally, in accordance with the advanced notice provisions of the Company’s Bylaws, the Company has set deadlines for a stockholder to properly bring nominations of directors or any other business before the 2020 Annual Meeting. The Bylaws provide that if less than 90 calendar days’ notice of the meeting is given to stockholders, director nominations must be mailed or delivered to the Company not later than the close of business on the seventh calendar day following the date notice of the meeting is mailed, or 5:00 p.m. Eastern Time on April 28, 2020. The Bylaws also provide that in the event that less than 45 calendar days’ prior public disclosure of the date of the annual meeting is made to stockholders, notice of other business to be brought before the meeting must be received not later than the close of business on the tenth business day following the date of the public disclosure, or 5:00 p.m. Eastern Time on April 21, 2020.

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2020 Annual Meeting, or director nomination should be sent to the Company at 7 Pinhas Sapir St., Floor 2, Ness Ziona, Israel 7414002, Attention: Corporate Secretary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated April 7, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

April 7, 2020	By:	/s/ Jonathan Solomon
Name: Jonathan Solomon
Title: Chief Executive Officer

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